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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of earliest event reported): FEBRUARY 3, 1998
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                           IBIS TECHNOLOGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



MASSACHUSETTS                         0-23668               04-2987600
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(State or other                     (Commission             (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS                   01923
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (978) 777-4247
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ITEM 5.   OTHER EVENTS.

     On February 3, 1998, the Registrant publicly disseminated a press release announcing that, based upon preliminary analysis, it expects to report a net loss in the range of $0.29-$0.33 per share for the fourth quarter ended December 31, 1997. Factors which contributed to this expected loss include lower than anticipated product sales, lower product margins and non-recurring charges, primarily relating to wafer inventory and spare parts. Actual results for the fiscal 1997 fourth quarter and year-end will be announced by the Registrant when they become available.

     The Registrant also announced that William Wray, a key member of its core technology group and its Chief Electronics Engineer, has been promoted to Vice President of Engineering and assumes responsibility for all facets of ion implanter design, development and manufacture. Mr. Wray has been with the Registrant since 1989. Prior to that time, he was director of Electronics Engineering at Ion Microfabrication Systems, Inc., a scientist at the Ion Beam Systems Division of Eaton Corporation, and worked with Edwin Land at Polaroid and at the Rowland Institute for Science as the Director of the Electronics Laboratory. Mr. Wray succeeds Theodore Smick who resigned to pursue other business interests.

     The Registrant also announced that Debra L. Nelson has been named Chief Financial Officer. Ms. Nelson was most recently Chief Financial Officer at Rockport Trade Systems, Inc. Prior to that she was the Controller and Treasurer of the Registrant, and a Senior Accountant at KPMG Peat Marwick LLP. Ms. Nelson succeeds Timothy J. Burns who is leaving to pursue personal interests. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit.

 99.1     The Registrant's Press Release dated February 3, 1998.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IBIS TECHNOLOGY CORPORATION
                                       ---------------------------
                                       (Registrant)



Date: February 3, 1998                 /S/ DEBRA L. NELSON
                                       ------------------------------------
                                           Debra L. Nelson, Chief Financial
                                            Officer





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                                  EXHIBIT INDEX

EXHIBIT                                                         SEQUENTIAL
NUMBER             DESCRIPTION                                  PAGE NUMBER
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99.1               The Registrant's Press Release                   5
                   dated February 3, 1998







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